Exhibit 99.1

VMware and Dell Technologies Reach Agreement Regarding Spin-Off

Dell Technologies to Spin-off 81% Equity Ownership of VMware, Positioning VMware for Further Growth

Provides VMware with Strategic and Operational Flexibility while Preserving Dell Technologies Strategic Partnership

VMware to Pay $11.5B-$12.0B Special Cash Dividend to All Stockholders; Committed to Investment Grade Rating

PALO ALTO, Calif., April 14, 2021 — The VMware (NYSE: VMW) Special Committee of independent directors and Dell Technologies have agreed to terms in which VMware will be spun-off from Dell Technologies. The terms include significant simplification to the corporate ownership structure and an $11.5B to $12.0B special cash dividend recommended by the independent Special Committee and declared by the VMware Board to all VMware stockholders immediately prior to the spin-off and subject to the satisfaction of all closing conditions. Dell Technologies stockholders will receive a pro-rata distribution of VMware shares held by Dell Technologies, and Michael Dell and Silver Lake Partners will own direct interests in VMware. The two companies have also finalized a commercial agreement that preserves and enhances their strategic partnership to deliver joint customer value.

VMware’s vision is to create a ubiquitous software and SaaS platform across all clouds and hardware infrastructure that helps accelerate customers’ digital transformation. A spin-off from Dell Technologies provides VMware increased freedom to execute its strategy, a simplified capital structure and governance model and additional strategic, operational and financial flexibility, while maintaining the strength of the two companies’ strategic partnership.

“We will have an enhanced ability to extend our ecosystem across all cloud vendors and on-premises infrastructure vendors and a capital structure that will support growth opportunities,” said Zane Rowe, chief financial officer and interim chief executive officer, VMware. “Our strategic partnership with Dell Technologies remains a differentiator for us, and, as we execute on our multi-cloud strategy, we continue to provide customers our solutions and services on any public cloud and any infrastructure.”

In connection with Dell Technologies’ Schedule 13D amendment filed on July 15, 2020, the VMware Board formed a Special Committee of independent directors that retained legal and financial advisors to review and evaluate any potential proposal from Dell Technologies concerning business opportunities outlined in the Dell Technologies filing. The Special Committee evaluated and recommended approval of the transaction and special cash dividend by VMware’s Board of Directors.

“The VMware Special Committee is confident that the spin-off agreement will benefit all stockholders by establishing a simplified capital structure, positioning VMware well to execute on its strategy,” said Paul

Sagan, lead independent VMware board member, special committee member and chair of the Compensation and Corporate Governance Committee.

“By spinning off VMware, we expect to drive additional growth opportunities for Dell Technologies as well as VMware, and unlock significant value for stakeholders,” said Michael Dell, chairman of the board, VMware. “Both companies will remain important partners, with a differentiated advantage in how we bring solutions to customers.”

Through its commercial agreement, VMware and Dell Technologies will continue to collaborate and co-engineer solutions that provide strategic value to customers, with Dell Technologies providing go-to-market scale for VMware’s product portfolio.

The spin-off will provide VMware increased strategic, operational and financial flexibility and agility to drive its growth strategy. This includes simplifying capital allocation decisions and eliminating the current dual class stock structure. In addition, VMware remains committed to an investment grade rating and profile.

The estimated value of the $11.5B to $12.0B special cash dividend that VMware will provide to all stockholders ranges from $27.43 per share to $28.62 per share, based on outstanding shares as of March 16, 2021.

The transaction is expected to close during the fourth quarter of calendar 2021, subject to certain conditions.

Investor Call

VMware will host an investor call to discuss details of the transaction on April 14, 2021 at 5:45 p.m. ET. A live web broadcast of the event will be available on the VMware investor relations website at http://ir.vmware.com. Slides will accompany the web broadcast. The replay of the webcast and slides will be available on the website for two months.

About VMware

VMware software powers the world’s complex digital infrastructure. The company’s cloud, app modernization, networking, security, and digital workspace offerings help customers deliver any application on any cloud across any device. Headquartered in Palo Alto, California, VMware is committed to being a force for good, from its breakthrough technology innovations to its global impact. For more information, please visit https://www.vmware.com/company.html.

Additional Information and Where to Find It

VMware will prepare an information statement on Schedule 14C for its stockholders with respect to the approval of certain matters requiring stockholder approval. When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by VMware with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from VMware’s website at https://ir.vmware.com/.

Forward Looking Statements

This press release contains forward-looking statements including, among other things, statements about the expected timing, completion, effects and benefits of the proposed spin-off; the payment, size and per share amount of the special cash dividend; VMware’s future investment rating and profile; and expectations for VMware and Dell Technologies’ post-spin-off strategic partnership, commercial arrangements and collaborations, VMware’s business strategy and vision and future growth opportunities. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. VMware may not be able to complete the proposed transactions on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Separation and Distribution Agreement, (2) the failure to obtain adequate financing sources for the special cash dividend, (3) any other failure of VMware or Dell Technologies to meet the contractual conditions for consummation of the spin-off and payment of the special cash dividend, (4) the failure of VMware to satisfy certain rating agency criteria, (5) the effect of the announcement of the spin-off, and the special cash dividend and their impact on VMware and Dell Technologies’ strategic and commercial relationships and on the ability of VMware to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (6) the impact of the COVID-19 pandemic on VMware’s operations, financial condition, VMware’s customers, the business environment and the global and regional economies, (7) adverse changes in general economic or market conditions, (8) delays or reductions in consumer, government and information technology spending, (9) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user, edge and mobile computing, and security and telecom industries, as well as new product and marketing initiatives by VMware’s competitors, (10) the ability to successfully integrate into VMware acquired companies and assets and smoothly transition services related to divested assets from VMware, (11) rapid technological changes in the virtualization software and cloud, end user, edge security and mobile computing and telecom industries, (12) VMware’s customers’ ability to transition to new products, platforms, services, solutions and computing strategies in such areas as containerization, modern applications, intrinsic security and networking, cloud, digital workspaces, virtualization, telecom and edge computing and the software defined data center, and the uncertainty of their acceptance of emerging technology, (13) VMware’s ability to enter into, maintain and extend strategically effective partnerships, collaborations and alliances following the spin-off, (14) the continued risk of litigation and regulatory actions, (15) VMware’s ability to protect its proprietary technology, (16) changes to product and service development timelines, (17) risks associated with cyber-attacks, information security and data privacy, (18) disruptions resulting from key management changes, (19) risks associated with international sales such as fluctuating currency exchange rates and increased trade barriers, (20) changes in VMware’s financial condition, (21) changes to VMware’s and Dell Technologies’ respective financial conditions and strategic directions that could adversely impact VMware’s and Dell Technologies’ commercial relationships and go-to-market technology collaborations, (22) the effect of the spin-off and changes in VMware’s and Dell Technologies’ commercial relationships and go-to-market and technology collaborations on VMware’s ability to maintain relationships with its customers, suppliers and on VMware’s operating results and business generally, (23) the number of VMware shares outstanding as of the dividend record date and (24) the risks discussed in the “Risk Factors” sections of the Company’s periodic and current reports filed with the SEC. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8- K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

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Contacts:

Paul Ziots

VMware Investor Relations

pziots@vmware.com

650-427-3267

Michael Thacker

VMware Global PR

mthacker@vmware.com

650-427-4454

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